UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 19, 2019

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PBIP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)-(d)          Not applicable.

(e)          Effective June 19, 2019, Prudential Bank (the “Bank”), the wholly owned subsidiary of Prudential Bancorp, Inc. (the “Company”), entered into a Split-Dollar Endorsement Agreement (the “Agreement”) with Kevin Gallagher, Senior Vice President and Chief Lending Officer (the “Executive”). The Agreement provides that upon the Executive’s death while the Agreement is in force, the Executive’s beneficiary will receive an amount equal to the lesser of (i) two times the Executive’s annualized base salary at the date of death plus $100,000 reduced by any amount payable under the Bank’s group term life insurance plan or (ii) the Net Amount at Risk (as such term is defined in the Agreement) (the “Executive’s Interest”). The Bank will receive any amount of death benefits in excess of the Executive’s Interest. The Agreement may be terminated at any time by the Bank or the Executive and, in such event, the Bank will collect the cash surrender value or the death proceeds of the policies, as applicable, at the date of termination of the policy. The Agreement also will terminate upon termination of the Executive’s employment.

For additional information, reference is made to the Agreement which is included as Exhibit 10.1 hereto and which is incorporated herein by reference thereto. The foregoing description of the Agreement is qualified in its entirety by reference to the complete terms and conditions of the Agreement attached hereto as Exhibit 10.1.

(f)          Not applicable.

Exhibit No.	Description
10.1	Split Dollar Endorsement Agreement dated June 19, 2019, between Kevin Gallagher and the Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: June 21, 2019

EXHIBIT INDEX

Exhibit No.	Description
10.1	Split Dollar Endorsement Agreement dated June 19, 2019, between Kevin Gallagher and the Bank